                                                                    Exhibit 10.2

PORTIONS OF THIS EXHIBIT MARKED BY *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                 LICENSE AGREEMENT AND DESIGN SERVICES AGREEMENT
                 -----------------------------------------------
                             AMENDMENT AND EXTENSION
                             -----------------------

         THIS LICENSE AGREEMENT AND DESIGN SERVICES AGREEMENT AMENDMENT AND EXTENSION (hereinafter the "Amendment") is made and entered into effective as of September 19, 2003 (the "Effective Date"), by and among PRL USA, Inc., as successor to Polo Ralph Lauren L.P., and pursuant to a letter agreement with respect to Mexico dated as of June 2, 1998, The Polo/Lauren Company, L.P., (hereinafter collectively, "Licensor"), Polo Ralph Lauren Corporation, as successor to Polo Ralph Lauren L.P., (hereinafter, "PRLC") and Warnaco Inc. and Warnaco of Canada Company (hereinafter collectively, "Licensee").

                                    RECITALS
                                    --------

         WHEREAS, Warnaco Inc. and Licensor, as a successor in interest to Polo Ralph Lauren, L.P., are parties to an Amended and Restated License Agreement dated January 1, 1996, as amended April 9, 1996, June 2, 1998 and June 16, 1999; and Warnaco of Canada Company and Polo Ralph Lauren Corporation (formerly between Modes Alto-Regal and Polo Ralph Lauren, L.P.) are parties to an Amended and Restated License Agreement dated November 1, 1995, as amended November 5, 1997 and June 16, 1999 (collectively, the "License Agreements"); and the corresponding Amended and Restated Design Services Agreements (collectively, the "Design Agreements" and together with the License Agreements, the "Agreements"). The Agreements are in full force and effect and, as to the United States and Mexico, expires on December 31, 2008; and as to Canada, its current term expires on December 31, 2008.

         WHEREAS, Licensor and Licensee desire to amend the Agreements and extend the duration thereof on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       Definitions.
         ------------

         (a) All capitalized terms in this Amendment shall have the meanings ascribed to them in the Agreements. To the extent there is a conflict in meaning or interpretation as among each of the Agreements or as between this Amendment and any of the Agreements, this Amendment shall govern.

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                                                          Confidential Treatment

         (b) Licensed Products. Paragraph 1.2 of each of the License Agreements is hereby amended so as to read in its entirety as follows:

                  "Licensed Products" shall mean only high quality men's sportswear, jeanswear, activewear, sports shirts and swimwear. There shall be no rights to women's products of any kind including, but not limited to, apparel and accessories, granted to Licensee hereunder.

         (c) Territory. Paragraph 1.5 of each of the License Agreements is hereby amended so as to read in its entirety as follows:

                  "Territory" shall mean the United States of America, its territories and possessions, including Puerto Rico, the Caribbean Islands; Mexico; and Canada. Licensee will have the right of first refusal with respect to the rights for Europe only in the event Licensor determines that it desires to distribute, market and sell Licensed Products in Europe through an unrelated third party.

         (d) Trademark. Paragraph 1.6 of each of the License Agreements is hereby amended so as to read in its entirety as follows:

                  "Trademark" shall mean the trademark "CHAPS" only and only in the form of the mark that is attached hereto as Exhibit A. Licensor shall have the right in its sole discretion to determine the manner in which the Trademark shall be used in connection with each particular Licensed Product. In the event Licensee desires to use a form or format other than that of the Trademark, then it shall present same to Licensor for Licensor's prior written approval. *** Licensee shall have the exclusive right to use the Trademark for the Licensed Products and Licensor shall not use or grant any rights to any third party to use the Trademark for or in connection with Licensed Products. ***"

2.       Term.
         -----

                  The term of the Agreements, as amended hereby, shall continue through December 31, 2008 (the "First Term"), provided, however, that if no Event of Default shall have occurred and not been cured or waived, and Licensee has achieved the Minimum Earned Royalty Renewal Volume (as such term is hereinafter defined) for the period January 1, 2007 through December 31, 2007, Licensee shall have the option, upon providing written notice to Licensor on or before April 1, 2008, to renew the Agreements for an additional five (5) year period (the "First Renewal Term") so as to expire on December 31, 2013, on the terms and conditions set forth in the Agreements, as hereby amended. Thereafter, in the event no Event of Default shall have occurred and not been cured or waived, and Licensee has achieved the Second Minimum Earned Royalty Renewal Volume (as such term is hereinafter defined), Licensee shall have the option, upon providing written notice to Licensor on or before April 1, 2013 to renew the Agreements for a further five (5) year period (the "Second Renewal Term") so as to

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                                                          Confidential Treatment

         expire on December 31, 2018. Upon the expiration of the Second Renewal Term, Licensee shall have no further right of renewal. In the event that the Licensee does not achieve the Minimum Earned Royalty Renewal Volume (as defined herein) during the First Term or the Second Minimum Earned Royalty Renewal Volume (as defined herein) during the First Renewal Term, but Licensee achieves aggregate earned royalties of Licensed Products equal to or greater than *** of such Minimum Earned Royalty Renewal Volume or the Second Minimum Earned Royalty Renewal Volume, Licensee may still renew the Agreements for the First Renewal Term or the Second Renewal Term, respectively, provided that it pays to Licensor an amount equal to the difference between the Minimum Earned Royalty Renewal Volume or the Second Minimum Earned Royalty Renewal Volume, and the amount of aggregate earned royalties of Licensed Products actually paid. The First Renewal Term and the Second Renewal Term shall be collectively referred to as the "Renewal Terms." The Minimum Earned Royalty Renewal Volume shall mean the aggregate earned royalties (as defined in Paragraph 6.2 of the License Agreements) on net sales of Licensed Products which Licensee must achieve in connection with sales of Licensed Products during the period from January 1, 2007 to December 31, 2007 in order to be entitled to renew this Amendment for the Second Renewal Term, as hereinabove provided, and shall be in an amount of not less than ***. The Second Minimum Earned Royalty Renewal Volume shall mean the aggregate earned royalties (as defined in Paragraph 6.2 of the License Agreements) on net sales of Licensed Products which Licensee must achieve in connection with sales of Licensed Products during the period from January 1, 2012 to December 31, 2012 in order to be entitled to renew this Agreement for an additional renewal term, as hereinabove provided, and shall be in an amount of not less than ***.

3.       Transition Period.
         ------------------

                  Notwithstanding the definition of Trademarks set forth in point 1(d) herein, Licensor and Licensee hereby agree that Licensee has the right to exhaust its inventory of Licensed Products bearing or incorporating the trademark and logo formats described in the Agreements, namely, the *** (the "Old Mark") that it manufactures prior to *** and may ship such Licensed Products to its existing accounts that have previously been approved by Licensor through ***. In addition, Licensee will have the right to use fixtures bearing the Old Mark to display such Licensed Products through ***. Commencing as of ***, however, Licensee warrants that it will not manufacture or sell Licensed Products bearing the Old Mark, but will only manufacture and sell Licensed Products bearing the Trademark. Licensee further warrants that it will not manufacture (or cause to be manufactured) or deliver new fixtures bearing the Old Mark to retailers but will only manufacture (or cause to be manufactured) and deliver fixtures to retailers bearing the Trademark. ***

4.       Channels of Distributions.
         --------------------------

                  Licensor acknowledges that the Trademark is intended to be used on, for, and in connection with Licensed Products that will continue to be sold to department stores,

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                                                          Confidential Treatment

         specialty stores and other current accounts and channels of distribution that are expressly approved by Licensor. Licensor hereby agrees to approve the additional stores set forth on Exhibit B attached hereto and incorporated herein by reference. Licensor and Licensee acknowledge and agree that Exhibit B may be amended from time to time upon Licensor's prior written approval. *** In the event Licensor determines in its sole discretion that any of such advertisements or promotional materials are not appropriate, for any reason or for no reason, it shall have the right to cause Licensee to refrain from any continued use of such advertisements or promotional materials.

5.       Marketing.
         ----------

         (a) Paragraph 4.1 of each of the License Agreements is hereby amended so as to insert the following language at the end of said paragraph:

                  "Licensee shall take such steps as may be reasonably necessary and economically practicable, including the implementation of an inventory marking system, to avoid any negative impact on the reputation and desirability of Licensor's products as a result of the unauthorized resale of Licensed Products through unauthorized distribution channels."

         (b) A new Paragraph 4.11 is hereby inserted to include the following provisions:

                  "4.11 Licensee is hereby permitted to sell Licensed Products upon Licensor's prior written approval to: (i) ***; and (ii) on the Internet to e-commerce retailers (which shall be at wholesale prices only), and Licensee shall not operate as a retailer in connection therewith for such type of distribution.

                  All such sales shall be separately reported by Licensee in its accounting statements pursuant to Paragraph 6.2 of the License Agreements and such sales shall be subject to the royalty obligations set forth in the License Agreements and to the compensation obligations set forth in the Design Agreements, and such sales shall be included in the calculation of the minimum earned royalty volumes set forth in Paragraph 2 above."

6.       Licensor's Right of Revocation of Approved Accounts.
         ----------------------------------------------------

                  Notwithstanding anything to the contrary in the Agreements and in this Amendment, Licensor shall have the absolute right to revoke its approval of those accounts and channels of distribution set forth on Exhibits B and C in the event it determines in its sole discretion that such retailers have been selling the Licensed Products in a manner that is inconsistent and potentially damaging to the Trademark and the brand image of the Licensed Products.

7.       Advertising Obligation.
         -----------------------

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                                                          Confidential Treatment

                  Paragraph 4.5 of each of the License Agreements are hereby amended so as to delete all references to the advertising obligations on behalf of Licensee. The parties hereby confirm and mutually acknowledge that as of the date hereof, the provisions in each of the License Agreements pertaining to Licensee's advertising obligations shall no longer be in force or of effect for the remainder of the First Term and for the Renewal Terms, if any. Notwithstanding the foregoing, Licensee shall not release or otherwise participate in any advertising, promotional and marketing activities without Licensor's prior written approval and any and all corresponding advertising and promotional materials shall also be subject to Licensor's prior written approval, except as specifically provided herein.

8.       Minimum Royalties and Compensation.
         -----------------------------------

                  Paragraph 6.1 of each of the License Agreements, as amended, and Paragraph 4.1 of the Design Agreements, as amended, are hereby amended respectively so as to change the minimum royalties and minimum compensation for each year during each of the Renewal Terms, if any, to be the greater of the following amounts:

                                    Min. Royalty       Min. Comp.      Total
                                    ------------       ----------      -----
         1st  Renewal Term             ***                ***           ***
         2nd  Renewal Term             ***                ***           ***
         3rd  Renewal Term             ***                ***           ***

         or *** of the actual earned royalties and earned compensation paid to Licensor in each prior year of each corresponding Renewal Terms, if any.

9.       Earned Royalties.
         -----------------

                  Paragraph 6.2 of each of the License Agreements, as amended, are hereby amended so as to change the earned royalty rate during the Renewal Terms, if any, to be the following rates of the net sales price of all Licensed Products sold under the License Agreement:

                  ***                     ***
                  ***                     ***
                  ***                     ***

         The earned compensation rate under the Design Agreements *** at all times during the term of the First Term and the Renewal Terms, if any.

10.      Royalties.
         ----------

                  Paragraph 6.1 of the U.S. License Agreement, as amended, and Paragraph 6.1 of the Canadian License Agreement, as amended by Paragraph 8 of the Letter Agreement

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



         dated June 16, 1999, and corresponding provisions of the Design Agreements (all relating to the calculation of minimum royalties and compensation based upon the immediately preceding year) are all hereby deleted.

11. Except as specifically modified, amended, or deleted in this Amendment, all terms, provisions, articles and conditions of the Agreements shall remain in full force and effect.

12. This Amendment may be executed in counterparts and signatures hereon may be exchanged and transmitted by facsimile transmission, which counterparts and signatures shall, as between the parties, be deemed to be originals constituting a single agreement and shall be deemed valid and binding.

    (This space intentionally left blank. Signatures to follow on next page.)

         IN WITNESS WHEREOF, the parties hereto have executed this or caused the same to be executed by a duly authorized officer as of the Effective Date.

PRL USA, INC.

By:     /s/ Andrew Panaccione
        --------------------------

Title:  Assistant Secretary

THE POLO/LAUREN COMPANY L.P.
By: PRL International, Inc., General Partner

By:     /s/ Andrew Panaccione
        --------------------------

Title:  Assistant Secretary

POLO RALPH LAUREN CORPORATION

By:     /s/ Gerald M. Chaney
        --------------------------

Title:  Senior Vice President, Finance and CFO

WARNACO INC.

By:     /s/ Stanley P. Silverstein
        --------------------------

Title:  Senior Vice President

WARNACO OF CANADA COMPANY

By:     /s/ Stanley P. Silverstein
        --------------------------

Title: President

                                                          Confidential Treatment

                                    Exhibit A
                                    ---------

***

                                                          Confidential Treatment

                                    Exhibit B
                                    ---------

***

                                                          Confidential Treatment

                                    Exhibit C
                                    ---------

***